STOCKHOLDERS' EQUITY	6 Months Ended
Jun. 30, 2016
Notes to Financial Statements
Note 7. STOCKHOLDERS' EQUITY

On February 20, 2015, the majority shareholders voted on and approved an increase of the number of authorized common shares from 100,000,000 to 500,000,000 and a decrease in par value from $0.001 to $0.00001. The majority shareholders also voted on and approved a designation of 10,000,000 preferred shares with no series and a par value of $0.00001. The financial statements presented have been retroactively restated to present the change in authorized and par value.

Equity – Common Stock

There were 158,319,000 shares of common stock issued and outstanding as of June 30, 2016.

Equity – Additional Paid-In Capital

The Company had recognized imputed interest expense on advances, in the amounts of $13,212 and $1,785 for the six months ended June 30, 2016 and 2015, respectively. These amounts were recognized as interest expense and a corresponding contribution to capital.